                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2003


                               TMP Worldwide Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


              0-21571                                     13-3906555
     (Commission File Number)                (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 351-7000


                                      None.
                 (Former address, if changed since last report.)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On March 31, 2003, TMP Worldwide Inc. ("TMP" or the "Registrant") completed the distribution of the common stock of its eResourcing and Executive Search business units, Hudson Highland Group, Inc. ("HH Group"), effective 11:59 p.m. The spin-off of HH Group was effected by way of a pro-rata dividend (the "Distribution") of the common stock of HH Group to holders of TMP common stock on March 31, 2003. In the Distribution, TMP's stockholders received one share of HH Group common stock for every 13 1/3 shares of TMP common stock owned. TMP's stockholders paid no consideration for the shares of HH Group that they received.

      The Distribution is intended to enable each of TMP and HH Group to compete effectively without negatively affecting each other's businesses. HH Group is now an independent public company trading under the symbol "HHGP" on the Nasdaq National Market. TMP continues to operate its Monster, Advertising and Communications and Directional Marketing segments.

      TMP's Chairman and CEO, Andrew J. McKelvey, by virtue of his stock ownership of TMP, owns in excess of 5% of HH Group's common stock. It is contemplated that for a transition period, generally not to exceed one year, TMP will provide certain facilities, information technology, insurance, administrative, legal, human resources, tax, accounting and other mutually agreed services to HH Group. HH Group will provide to TMP for a transition period, generally not expected to exceed one year, certain tax and information technology services in the Asia Pacific region and certain facilities, administrative, business license and accounting services in Europe, as well as other mutually agreed services. In addition, there will be certain other arrangements between TMP and HH Group in connection with the Distribution.

      Further information concerning the Distribution and related matters is contained in HH Group's Registration Statement on Form 10, dated March 14, 2003, filed by HH Group with the Securities and Exchange Commission.

      This report contains certain forward-looking statements and information relating to TMP that are based on the beliefs of management as well as assumptions made by and information currently available to management. When used in this report, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," or any similar expressions, as they relate to TMP or its management or the management of any of its businesses, are intended to identify forward-looking statements. Such statements reflect the current view of TMP with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or planned. Reference is made in particular to the discussion set forth below in this report and set forth in TMP's Annual Report of Form 10-K for the year ended December 31, 2002, for a discussion of some of the risks, uncertainties and assumptions that could cause actual results to differ materially from those described in our forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired

      None

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(b)   Pro Forma Financial Information

            The unaudited pro forma condensed consolidated financial information of TMP, included in Item 7(b) of this Report, is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in TMP's Annual Report on From 10-K for the year ended December 31, 2002. The accompanying unaudited pro forma condensed consolidated statements of operations for each of the three years in the period ended December 31, 2002 has been presented as if the Distribution had been completed as of January 1, 2000. The unaudited pro forma consolidated balance sheet has been presented as if the Distribution had been completed as of December 31, 2002.

            In the opinion of management, the accompanying pro forma condensed consolidated financial information includes all material adjustments necessary to reflect, on a pro forma basis, the impact of the Distribution on the historical financial information of TMP. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information and are set forth in the "Pro Forma Adjustments" column.

            The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and does not reflect the results of operations or financial position of TMP that would have occurred had the Distribution been completed in the periods presented. Actual results might have differed. The unaudited pro forma condensed consolidated financial information should not be relied upon as being indicative of TMP results had the Distribution been completed as of the dates presented or of results subsequent to the Distribution.

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                               TMP WORLDWIDE INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                        HISTORICAL           PRO FORMA              PRO FORMA
                                                                    DECEMBER 31, 2002       ADJUSTMENTS         DECEMBER 31, 2002
                                                                  ---------------------  ----------------    ---------------------
ASSETS
Current assets:
      Cash and cash equivalents                                   $            191,556   $      (40,000) (A) $            151,556
      Accounts receivable, net                                                 469,430         (161,831) (A)              307,599
      Work-in-process                                                           30,181           (9,260) (A)               20,921
      Deferred tax assets                                                       27,634           (4,892) (A)
                                                                                                 (8,111) (B)               14,631
      Prepaid and other                                                         89,745          (14,025) (A)               75,720
                                                                  ---------------------  ----------------    ---------------------
Total current assets                                                           808,546         (238,119)                  570,427

      Property and equipment, net                                              157,788          (34,106) (A)
                                                                                                (23,549) (B)              100,133
      Intangibles, net                                                         588,641         (201,937) (A)              386,704
      Other assets                                                              14,770           (7,904) (A)                6,866
      Deferred tax assets                                                       61,050           (7,241) (A)
                                                                                                (31,564) (B)               22,245
                                                                  ---------------------  ----------------    ---------------------
                                                                  $          1,630,795   $     (544,420)     $          1,086,375
                                                                  =====================  ================    =====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                            $            359,688   $      (28,305) (A) $            331,383
      Accrued expenses and other current liabilities                           175,147          (80,370) (A)               94,777
      Accrued integration and restructuring costs                               21,290           (8,935) (A)               12,355
      Accrued business reorganization and other special charges                 86,181          (25,845) (A)               60,336
      Due to HH Group                                                                -            10,000 (A)               10,000
      Deferred commissions and fees                                            153,046           (3,321) (A)              149,725
      Current portion of long-term debt                                          3,868             (978) (A)                2,890
                                                                  ---------------------  ----------------    ---------------------
Total current liabilities                                                      799,220         (137,754)                  661,466
      Long-term debt, less current portion                                       3,925           (1,184) (A)                2,741
      Other long-term liabilities                                               14,211           (1,592) (A)               12,619
                                                                  ---------------------  ----------------    ---------------------
Total liabilities                                                              817,356         (140,530)                  676,826
                                                                  ---------------------  ----------------    ---------------------

Stockholders' equity:
      Preferred stock,$.001 par value, authorized 800 shares;
      issued and outstanding: none                                                  -                                          -
      Common stock,$.001 par value, authorized 1,500,000 shares;
      Issued: 107,475 and 106,181 shares, respectively;
      outstanding: 106,548 and 106,181, respectively                               107                                        107
      Class B common stock,$.001 par value, authorized 39,000
      shares; issued and outstanding: 4,762 shares                                   5                                          5
      Additional paid-in capital                                             1,286,747         (316,006) (A)              970,741
      Accumulated other comprehensive income (loss)                             14,402          (24,660) (A)             (10,258)
      Retained deficit                                                       (477,980)          (63,224) (B)            (541,204)
      Treasury stock, at cost: 927 shares                                      (9,842)                                    (9,842)
                                                                  ---------------------  ----------------    ---------------------
Total stockholders' equity                                                     813,439         (403,890)                  409,549
                                                                  ---------------------  ----------------    ---------------------
                                                                  $          1,630,795   $     (544,420)     $          1,086,375
                                                                  =====================  ================    =====================

                  See accompanying notes to unaudited pro forma
                      consolidated financial information.

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                               TMP WORLDWIDE INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                    HISTORICAL                           PRO FORMA
                                                                    YEAR ENDED        PRO FORMA             YEAR ENDED
                                                                 DECEMBER 31, 2002   ADJUSTMENTS        DECEMBER 31, 2002
                                                                ------------------ ---------------     ------------------

Commissions and fees                                            $       1,114,622  $    (411,865)  (C) $         702,757

Operating expenses:
     Salaries & related                                                   639,385       (323,753)  (C)           315,632
     Office & general                                                     276,401       (117,310)  (C)           159,091
     Marketing & promotion                                                139,123        (10,854)  (C)           128,269
     Merger & integration                                                   8,551         (5,373)  (C)             3,178
     Business reorganization and other special charges                    178,358        (73,543)  (C)           104,815
     Amortization of intangibles                                            3,159           (754)  (C)             2,405
                                                                ------------------ ---------------     ------------------
Total operating expenses                                                1,244,977       (531,587)                713,390

Operating loss                                                          (130,355)         119,722  (C)          (10,633)

Other income, net                                                             336             546  (C)               882
                                                                ------------------ ---------------     ------------------

Loss from continuing operations before benefit for income
taxes, minority interests and accounting change                         (130,019)         120,268                (9,751)
Benefit for income taxes                                                 (21,281)          19,685  (D)           (1,596)
                                                                ------------------ ---------------     ------------------

Loss from continuing operations before minority interests and
accounting change                                                       (108,738)         100,583                (8,155)
Minority interests                                                        (2,216)                                (2,216)
                                                                ------------------ ---------------     ------------------

Loss from continuing operations before accounting change        $       (106,522)  $      100,583      $         (5,939)
                                                                ================== ===============     ==================

BASIC AND DILUTED EARNINGS PER SHARE:
Loss from continuing operations before accounting change        $          (0.96)                      $          (0.05)
                                                                ==================                     ==================

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic and diluted                                                         111,339                                111,339
                                                                ==================                     ==================

                  See accompanying notes to unaudited pro forma condensed consolidated financial information.

                               TMP WORLDWIDE INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                    HISTORICAL                             PRO FORMA
                                                                    YEAR ENDED        PRO FORMA           YEAR ENDED
                                                                 DECEMBER 31, 2001   ADJUSTMENTS        DECEMBER 31, 2001
                                                                ------------------ ---------------     ------------------

Commissions and fees                                            $       1,448,057  $    (571,537)  (C) $         876,520

Operating expenses:
     Salaries & related                                                   735,525       (397,102)  (C)           338,423
     Office & general                                                     304,082       (125,767)  (C)           178,315
     Marketing & promotion                                                196,104        (19,371)  (C)           176,733
     Merger & integration                                                  72,480        (43,177)  (C)            29,303
     Amortization of intangibles                                           26,434        (14,324)  (C)            12,110
                                                                ------------------ ---------------     ------------------
Total operating expenses                                                1,334,625       (599,741)                734,884

Operating income                                                          113,432          28,204  (C)           141,636

Other income, net                                                          11,562           2,244  (C)            13,806
                                                                ------------------ ---------------     ------------------

Income from continuing operations before provision for income
taxes, minority interests and accounting change                           124,994          30,448                155,442
Provision for income taxes                                                 57,566          14,023  (D)            71,859
                                                                ------------------ ---------------     ------------------

Income from continuing operations before minority interests
and accounting change                                                      67,428          16,425                 83,853
Minority interests                                                        (1,592)                                (1,592)
                                                                ------------------ ---------------     ------------------

Income from continuing operations before accounting change      $          69,020  $      16,425       $          85,445
                                                                ================== ===============     ==================

BASIC EARNINGS PER SHARE:
Income from continuing operations before accounting change      $            0.63                      $            0.78
                                                                ==================                     ==================

DILUTED EARNINGS PER SHARE:
Income from continuing operations before accounting change      $            0.61                      $            0.75
                                                                ==================                     ==================

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                                                     109,445                                109,445
                                                                ==================                     ==================
Diluted                                                                   113,426                                113,426
                                                                ==================                     ==================

                  See accompanying notes to unaudited pro forma
                 condensed consolidated financial information.

                               TMP WORLDWIDE INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                    HISTORICAL                             PRO FORMA
                                                                    YEAR ENDED        PRO FORMA           YEAR ENDED
                                                                 DECEMBER 31, 2000   ADJUSTMENTS        DECEMBER 31, 2000
                                                                ------------------ ---------------     ------------------

Commissions and fees                                            $       1,407,526  $    (655,161)  (C) $         752,365

Operating expenses:
     Salaries & related                                                   743,589       (437,782)  (C)           305,807
     Office & general                                                     322,453       (138,655)  (C)           183,798
     Marketing & promotion                                                164,883        (19,357)  (C)           145,526
     Merger & integration                                                  64,604        (50,995)  (C)            13,609
     Amortization of intangibles                                           19,743         (8,947)  (C)            10,796
                                                                ------------------ ---------------     ------------------
Total operating expenses                                                1,315,272       (655,736)                659,536

Operating income                                                           92,254             575  (C)            92,829

Other income, net                                                          16,417           6,740  (C)            23,157
                                                                ------------------ ---------------     ------------------

Income from continuing operations before provision for income
taxes, minority interests and accounting change                           108,671           7,315                115,986
Provision for income taxes                                                 58,250           3,921  (D)            62,171
                                                                ------------------ ---------------     ------------------

Income from continuing operations before minority interests
and accounting change                                                      50,421           3,394                 53,815
Minority interests                                                          (442)                                  (442)
                                                                ------------------ ---------------     ------------------

Income from continuing operations before accounting change      $          50,863  $       3,394       $          54,257
                                                                ================== ===============     ==================

BASIC EARNINGS PER SHARE:
Income from continuing operations before accounting change      $            0.48                      $            0.52
                                                                ==================                     ==================

DILUTED EARNINGS PER SHARE:
Income from continuing operations before accounting change      $            0.46                      $            0.49
                                                                ==================                     ==================

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic                                                                     104,884                                104,884
                                                                ==================                     ==================
Diluted                                                                   111,375                                111,375
                                                                ==================                     ==================

                  See accompanying notes to unaudited pro forma
                 condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORM CONDENSED CONSOLIDATED FINANCIAL INFORMATION

      See introduction to pro forma financial information on page 3. The pro forma unaudited consolidated balance sheet was prepared assuming the distribution occurred as of December 31, 2002 and included "Pro Forma Adjustments" as follows:

      (A) Represents the assets, liabilities and net equity of HH Group distributed to TMP stockholders. Included in these adjustments are $10,000 Due to HH Group which represents obligations that TMP will pay for HH Group's accrued integration, restructuring and business reorganization liabilities (limited to $2,500 per quarter, for one year following the Distribution).
      (B) To record the impairment of property and equipment, net of tax benefit of $7,349, and deferred tax assets no longer realizable as a direct result of the Distribution.

      The pro forma unaudited condensed consolidated statements of operations for each of the three years in the period ended December 31, 2002 has been presented as if the Distribution was completed as of January 1, 2000. These statements include "Pro Forma Adjustments" as follows:

      (C) To give retroactive effect to the Distribution of the HH Group businesses to the shareholders of TMP.
      (D) To record an estimated benefit for income taxes based on TMP's effective tax rate in each year. Pro-forma adjustments have been tax effected using TMP's effective rate, rather than a statutory rate, because permanent differences are considered to be consistent between TMP and HH Group.

      In addition to the above pro forma adjustments, we will have the following one time and non-recurring adjustments, which are not reflected in the unaudited pro form condensed consolidated statements of operations, as a result of the Distribution:

      (1) We will record a loss on the write-off of property and equipment of $16,200, net of income tax benefit of $7,349, relating to certain assets that will no longer be utilized as a result of the Distribution.

      (2) Certain deferred tax assets in the amount of $45,024, relating to the HH Group businesses, which are no longer realizable as a result of the Distribution, will be written down to fair value.

      (3) We will record a valuation allowance of $2,000 on certain deferred tax assets to be retained by TMP. As a result of the Distribution, the realization of these deferred tax assets is uncertain.

(c)   Exhibits.

2.1 Distribution Agreement, dated March 31, 2003, by and between TMP Worldwide Inc. and Hudson Highland Group, Inc.

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                                   Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 11, 2003

                              TMP Worldwide Inc.

                              By:

                              /s/ Michael Sileck
                              ------------------------------------------
                              Michael Sileck, Chief Financial Officer